UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 15, 2015

AGRITEK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-15673	20-8484256
(Commission File Number)	(IRS Employer Identification No.)

319 Clematis Street, Suite 1008 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip code)

(561) 249-6511
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Directors or Certain Officers

On September 15, 2015, Barry Hollander notified Agritek Holdings Inc. (“Agritek” or the Company) that he is resigning as the Company’s Chief Financial Officer and as a member of the Company’s board of directors, for personal reasons and to pursue other interests.  Mr. Hollander indicated that his resignation was voluntary and has no disagreements with management.

Appointment of Principal Officer

On September 16, 2015, the Board appointed Heather Bush as the Company’s Chief Financial Officer and its principal accounting officer. Ms. Bush will additionally be appointed to the company’s Board Of Directors.

Mrs. Bush, age 32, Ms. Bush, age 32, most recently served as Controller of Medimix Specialty Pharmacy and its affiliated pharmaceutical compounding companies, since September 2014.  Ms. Bush’s financial experience includes employment at PSS World Medical Inc., a national distributor of medical supplies, diagnostic equipment, and pharmaceutical related products to primary care office-based physicians, from July 2011 until it was acquired by McKesson Corporation in February 2013. The Company was integrated into the McKesson Medical Surgical business unit, at which point she became the Assistant Controller of the Extended Care division until August 2014. Ms. Bush has received a B.A. in Business Economics with an emphasis in Accounting from the University of California, Santa Barbara. She is a Certified Public Accountant in the state of California as well as a Certified Fraud Examiner.

Mrs. Bush has no family relationships with any of the executive officers or directors of the Company.  There are no arrangements or understandings between Mrs. Bush and any other person pursuant to which she was elected as an officer of the Company.

The Board of directors and Advisory Board have not yet determined the changes to the compensation for the officers discussed above.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on September 17, 2015 announcing the appointment of Mrs. Bush as Chief Financial Officer and as a member of the Company’s board of directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

5.1	Resignation of Barry Hollander

99.1	Press release dated September 17, 2015 of Agritek Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRITEK HOLDINGS, INC.

Date: September 18, 2015	By:	/s/ Justin Braune
Justin Braune Chief Executive Officer and President